     Exhibit 99.2

NEITHER THIS OPTION NOR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS OPTION HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OPTION MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT). NEITHER THIS OPTION NOR THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (TOGETHER WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED). NO HEDGING TRANSACTION INVOLVING THIS OPTION OR THE UNDERLYING SHARES MAY BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

OPTION TO PURCHASE UP TO 8,955,000 SHARES OF COMMON STOCK OF
NET 1 UEPS TECHNOLOGIES, INC.

1.        Grant of Option. Net 1 UEPS Technologies, Inc., a Florida corporation (the Company”), hereby grants to Business Venture Investments No 1567 (Proprietary) Limited (RF), a company incorporated under the laws of the Republic of South Africa (together with its permitted assigns, the “Holder”) this option (the “Option”) to subscribe for and purchase, upon the terms and subject to the limitations and conditions hereinafter set forth, up to 8,955,000 shares (the “Option Shares”) of the Company’s common stock, par value $.001 per share, ranking pari passu with the existing issued common stock in the capital of the Company in all respects, at an exercise price of US$8.96 per share (the “Exercise Price”). The number of Option Shares and the Exercise Price shall be subject to adjustment as provided in Sections 3 and 4 hereof. It is recorded that the Option Shares will be registered on the South African Branch Register of the Company and listed on the securities exchange operated by the JSE Limited.

2.        Exercise Period and Manner of Exercise. Subject to the limitations on exercise set forth in Section 4 hereof, this Option may be exercised at any time, in whole or in part after the date hereof and prior to the close of business, New York City time, on or before the first anniversary of the date upon which this Option is executed by a duly authorised officer of the Company ("Expiration Date") it being recorded that to the extent that the Expiration Date may fall during any "blackout period" in respect of the Company which prevents the Holder for any reason whatsoever from exercising the Option, then the period for exercise of the Option and the Expiration Date will be deemed to have been extended and postponed so that the Expiration Date occurs thirty days after the date on which the blackout period ends. The Holder may exercise this Option in part but may not do so more than four times so that by not later than the fourth option exercise, this Option has been exercised in respect of all the Option Shares. The Holder may exercise this Option by surrendering this Option, together with (a) a duly executed copy of the form of Notice of Exercise attached hereto, to the Chief Financial Officer of the Company at the principal executive offices of the Company (or at such other place as the Company shall notify the Holder in writing) and (b) the payment of the aggregate Exercise Price by wire transfer of immediately available funds to such account as shall be designated by the Company, in an amount equal to the Exercise Price multiplied by the number of Option Shares for which this Option is being exercised. Holder may elect, in its sole discretion, to pay the Exercise Price in South African rand (“ZAR”), instead of U.S. dollars, in which case the exchange rate to be used to convert U.S. dollars into ZAR shall be the U.S. dollar/ZAR closing exchange rate published by Nedbank Limited on the business day immediately preceding the exercise date.

3.        Certain Adjustments. The number and kind of securities purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

            (a)      Subdivisions, Combinations and Stock Dividends. If the Company shall at any time prior to the Expiration Date (i) subdivide or combine its shares of common stock its shares of common stock or (ii) issue additional shares of common stock as a dividend on its common stock, then the number of Option Shares issuable on the exercise of this Option shall be proportionately increased in the case of a subdivision or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate Exercise Price payable for the total number of Option Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 3(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

            (b)      Reorganization, Consolidation, Merger, Etc. If the Company shall (a) effect a reorganization or (b) consolidate with or merge into any other person, then lawful provision shall be made so that the Holder shall have the right at any time after consummation of such reorganization, consolidation or merger and prior to the Expiration Date, to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and amount of shares of stock and other securities and property receivable in connection with such reorganization, consolidation or merger by a holder of the same number of the shares of Company common stock as were purchasable by the Holder immediately prior thereto. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate Exercise Price shall remain the same.

            (c)      Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of the shares of common stock or other securities or property thereafter purchasable upon exercise of this Option.

            (d)      Issuance of New Option. Upon the occurrence of any of the events listed in this Section 3 that results in an adjustment of the type, number or exercise price of the securities underlying this Option, the Holder shall have the right to receive a new option reflecting such adjustment upon the Holder tendering this Option in exchange therefor.

4.      Limitation on Exercise. Notwithstanding any other provision of this Option (i)the number of shares of common stock for which this Option shall be exercisable shall be limited to the number of shares of common stock which the Company shall be permitted to issue without obtaining shareholder approval pursuant to the listing rules of the Nasdaq Stock Market; (ii) this Option may not be exercised unless and until the provisions of clause 3.4 of the Relationship Agreement of even date herewith by and among the Company, Business Ventures Investments No 1567 (Proprietary) Limited (RF) and Mosomo Investment Holdings (Proprietary) Limited (the “Relationship Agreement”) have been fully complied with and (iii) this Option may not be exercised if a Trigger Event (as defined in the Relationship Agreement) shall have occurred. The Company’s determination as to any such limitation shall be final and binding and may take into account all facts and circumstances which the Company believes necessary to make such determination. By accepting this Option, the Holder shall be deemed to have acknowledged that this limitation may result in this Option being exercisable for a lesser number of shares than provided for on the face of this Option and in Section 1 hereof. In addition, this Option shall not be exercisable if and to the extent that the issuance of any Option Shares to Holder upon exercise hereof would contravene or result in a violation of any law, rule or regulation applicable to the Company.

5.        No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect, unless such cash payment is less than one U.S. dollar ($1.00) .

6.        No Stockholder Rights. Prior to the exercise of this Option, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of common stock issuable on the exercise hereof, including, without limitation, the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

7.         Transfer.

            (a)      General Restrictions. The Holder of this Option, by its acceptance hereof, agrees that it will not sell, transfer, assign, pledge or hypothecate (collectively, “Transfer”) this Option unless (i) such Transfer complies with the provisions of this Section 7 and any applicable securities laws, including without limitation, the Securities Act; (ii) the Transferee is a person or entity who or which qualifies at the time of Transfer as a “historically disadvantaged South African”, within the meaning of South African law, which qualification must be established to the satisfaction of the Company; and (iii) the prior consent in writing of the Company has first been obtained. In order to make any permitted Transfer, the Holder must deliver to the Company a duly completed and executed Transfer form attached hereto, together with this Option and payment of all transfer taxes, if any, payable in connection therewith. The Company shall within five (5) business days transfer this Option on the books of the Company and shall execute and deliver a new Option or Options of like tenor to the appropriate Transferee(s) expressly evidencing the right to purchase the aggregate number of Option Shares purchasable hereunder or such portion of such number as shall be contemplated by any such Transfer.

            (b)      Restrictions Imposed by Securities Laws. The securities evidenced by this Option shall not be Transferred unless and until (i) the Company has received an opinion of counsel for the Holder that the securities may be Transferred pursuant to an exemption from registration under the Securities Act and applicable state securities laws, the availability of which is established to the satisfaction of the Company or (ii) a registration statement relating to such securities have been filed by the Company and declared effective by the United States Securities and Exchange Commission and compliance with applicable state securities laws has been established to the satisfaction of the Company. Upon any exercise of this Option, the Option Shares, which shall be in certificated form, shall contain a restrictive legend noting the resale restrictions described at the head of this Option. It is recorded that the Option Shares shall be registered on the South African Branch Register of the Company and the Holder and the

Company shall at all times ensure that the issue and ownership of the Option Shares shall at all times comply with the South African Exchange Control Regulations and any requirements of the South African Reserve Bank.

8.        Partial Exercise. In the event of the exercise hereof in part only, upon surrender of this Option for cancellation, together with the duly executed exercise form and payment of the Exercise Price, the Company shall cause to be delivered to the Holder a new Option of like tenor to this Option in the name of the Holder evidencing the right of the Holder to purchase the number of Option Shares purchasable hereunder as to which this Option has not been exercised.

9.        Successors and Assigns. The terms and provisions of this Option shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and permitted assigns.

10.      Amendments and Waivers. Any term of this Option may be amended and the observance of any term of this Option may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. Any such waiver or amendment shall be binding upon each holder of any Option Shares purchased under this Option at the time outstanding (including securities into which such shares have been converted), each future holder of all such Option Shares, and the Company.

11.      Notices. All notices required under this Option and shall be deemed to have been given or made for all purposes (i) upon personal delivery; (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; or (iii) one day after being sent, when sent by professional overnight courier service. Notices to the Company shall be sent to the principal executive offices of the Company (or at such other place as the Company shall notify the Holder in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company in writing).

12.      Attorneys’ Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Option, the prevailing party shall be entitled to its reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which it may be entitled.

13.      Captions. The section and subsection headings of this Option are inserted for convenience only and shall not constitute a part of this Option in construing or interpreting any provision hereof.

14.      Governing Law. This Option shall be governed by the laws of the Republic of South Africa, without regard to the provisions thereof relating to conflict of laws.

[Signature Page Follows]

            IN WITNESS WHEREOF, the Company has caused this Option to be executed by an officer thereunto duly authorized on , 2012.

NET 1 UEPS TECHNOLOGIES, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To:	Net 1 UEPS Technologies, Inc.
4th Floor, President Place
Cnr Jan Smuts Avenue and Bolton Road
Rosebank

Attention: Chief Financial Officer

            The undersigned hereby elects to purchase _________________shares of common stock of Net 1 UEPS Technologies, Inc., a Florida corporation, pursuant to the terms of the attached Option and payment of the aggregate Exercise Price in the amount of _____________as follows by wire transfer to the following account: [insert]

            The undersigned hereby represents and warrants that at the time of exercise, the undersigned is (i) outside the United States, (ii) not a U.S. person, within the meaning of the U.S. Securities Act of 1933, as amended, and (iii) acquiring the Option Shares for its own account and not on behalf of or for the account or benefit of a U.S. person.

HOLDER:

Address:

Date:

Name in which shares should be registered:

TRANSFER FORM

To:	Net 1 UEPS Technologies, Inc.
4th Floor, President Place
Cnr Jan Smuts Avenue and Bolton Road
Rosebank

Attention: Chief Financial Officer

            The undersigned hereby assigns and transfers this Option to ________________ whose social security number or tax identification number is ________________and whose record address is ________________________, and irrevocably appoints ________________ as agent to transfer this Option on the books of the Company. Such agent may substitute another to act for such agent.

HOLDER:

Address:

Date: